Exhibit 99.1

Reinsurance Group of America, Incorporated

16600 Swingley Ridge Road, Chesterfield, Missouri 63017

FOR IMMEDIATE RELEASE

REINSURANCE GROUP OF AMERICA

ANNOUNCES EXPIRATION OF TENDER OFFER FOR ITS OUTSTANDING

6.20% FIXED-TO-FLOATING RATE SUBORDINATED DEBENTURES

ST. LOUIS, September 23, 2022 – Reinsurance Group of America, Incorporated (NYSE: RGA) (the “Company”) announced today that the previously announced cash tender offer (the “Offer”) by the Company for any and all of its outstanding 6.20% Fixed-to-Floating Rate Subordinated Debentures due 2042 (the “Debentures”), expired yesterday, September 22, 2022 at 5:00 p.m., New York City Time (the “Expiration Time”). The tender offer was made on the terms and subject to the conditions set forth in the Offer to Purchase, dated as of September 15, 2022 (the “Offer to Purchase”), the Notice of Guaranteed Delivery attached to the Offer to Purchase (the “Notice of Guaranteed Delivery”), and the Letter of Transmittal dated as of September 15, 2022 (the “Letter of Transmittal”). The Offer to Purchase, the Notice of Guaranteed Delivery, and the Letter of Transmittal are referred to together as the “Offer Documents.”

According to information provided by D.F. King & Co., Inc., the tender agent and information agent for the Offer, $151,048,375, or 37.76%, of the $400,000,000 aggregate principal amount of the Debentures had been validly tendered and delivered (and not validly withdrawn) in the Offer at or prior to the Expiration Time. In addition, $311,875 aggregate principal amount of Debentures remains subject to guaranteed delivery procedures. Payment for the Debentures purchased pursuant to the Offer is intended to be made on or around September 23, 2022 (the “Payment Date”), and payment for the Debentures tendered pursuant to a Notice of Guaranteed Delivery and purchased pursuant to the Offer is intended to be made on or around September 27, 2022 (the “Guaranteed Delivery Payment Date”).

As previously announced, the applicable “Tender Offer Consideration” will be $25.20 for each $25 principal amount of Debentures, plus accrued and unpaid interest to, but not including, the Payment Date, payable on the Payment Date or the Guaranteed Delivery Payment Date, as applicable. For avoidance of doubt, interest on the Debentures ceased to accrue on the Payment Date for all Debentures accepted in the Offer, including those tendered pursuant to the guaranteed delivery procedures. The Offer will be funded from the net proceeds from the previously announced sale by the Company of its 7.125% Fixed-Rate Reset Subordinated Debentures due 2052 which will be completed on September 23, 2022.

Wells Fargo Securities, LLC, BofA Securities, Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, MUFG Securities Americas Inc. and RBC Capital Markets, LLC acted as dealer managers for the Offer.

This press release shall not constitute an offer to buy or a solicitation of an offer to sell any Debentures. The Offer was made solely pursuant to the Offer Documents and was not made to holders of Debentures in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

About RGA

Reinsurance Group of America, Incorporated (NYSE: RGA) is a global industry leader specializing in life and health reinsurance and financial solutions that help clients effectively manage risk and optimize capital. Founded in 1973, RGA is one of the world’s largest and most respected reinsurers and is guided by a fundamental purpose: to make financial protection accessible to all. RGA is widely recognized for superior risk management and underwriting expertise, innovative product design, and dedicated client focus. RGA serves clients and partners in key markets around the world and has approximately $3.4 trillion of life reinsurance in force and assets of $84.6 billion as of June 30, 2022.

Cautionary Note Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance and growth potential of the Company. Forward-looking statements often contain words and phrases such as ““believe,” “expect,” “anticipate,” “may,” “could,” “intend,” “intent,” “belief,” “estimate,” “project,” “plan,” “predict,” “foresee,” “likely,” “will” and other similar expressions. Forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.

The effects of the COVID-19 pandemic and the response thereto on economic conditions, the financial markets and insurance risks, and the resulting effects on the Company’s financial results, liquidity, capital resources, financial metrics, investment portfolio and stock price, could cause actual results and events to differ materially from those expressed or implied by forward-looking statements. Further, any estimates, projections, illustrative scenarios or frameworks used to plan for potential effects of the pandemic are dependent on numerous underlying assumptions and estimates that may not materialize. Additionally, numerous other important factors (whether related to, resulting from or exacerbated by the COVID-19 pandemic or otherwise) could also cause results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: (1) adverse changes in mortality, morbidity, lapsation or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company’s liquidity, access to capital and cost of capital, (4) changes in the Company’s financial strength and credit ratings and the effect of such changes on the Company’s future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in market value of assets subject to the Company’s collateral arrangements, (7) action by regulators who have authority over the Company’s reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent’s status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company’s current and planned markets, (10) the impairment of other financial institutions and its effect on the Company’s business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company’s investment securities or result in the impairment of all or a portion of the value of certain of the Company’s investment securities, that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company’s ability to make timely sales of investment securities, (14) risks inherent in the Company’s risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company’s investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company’s dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (18) financial performance of the Company’s clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors’ responses to the Company’s initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company’s entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company’s telecommunication, information technology or other operational systems, or the Company’s failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse litigation or arbitration results, (26) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, including Long Duration Targeted Improvement accounting changes and (28) other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission (“SEC”).

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company’s business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company’s situation may change in the future. For a discussion of these risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A-“Risk Factors” in the Company’s 2021 Annual Report on Form 10-K, as may be supplemented by Item 1A-“Risk Factors” in the Company’s subsequent Quarterly Reports on Form 10-Q.

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FOR MORE INFORMATION:

Jeff Hopson

Senior Vice President, Investor Relations

636-736-2068

jhopson@rgare.com